PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES (Schedule of Prepaid expenses and other current receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Other Receivables, Net, Current [Abstract]
Advances to suppliers	$ 15,321	$ 14,960
Prepaid expenses	4,634	2,421
Income tax	3,949	1,423
Government institutions	1,048	2,896
Other	781	397
Total other current receivables	$ 25,733	$ 22,097